RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2026
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

6. RELATED PARTY TRANSACTIONS

(a)	Revenue – related parties

For the six months ended June 30, 2026 and 2025, approximately $0.1 million and $nil, respectively.

(b)	Other revenue – related parties

Other revenue generated from related parties includes system maintenance service provided to Taoping affiliate customers, which was approximately $570 and $1,400, for the six months ended June 30, 2026 and 2025, respectively.

(c)	Amounts due to related parties

As of June 30, 2026, the net amounts due to related parties were $2.3 million, which consist of amounts due to related parties of $2.5 million and amounts due from related parties of $0.2 million. The amounts due to related parties, used to support the Company’s business development, included (i) borrowing from the Company’s Chairman and Co-Chief Executive Officer, Mr. Jianghuai Lin (“Mr. Lin”), of approximately $0.3 million, with an interest rate of 3%, and with maturity dates ranging from November 6, 2026 to December 30, 2026; (ii) a loan balance of approximately $2.2 million (RMB15 million) from a related company 100% owned by Mr. Lin for 12-month at an interest rate of 4.75% per annum, which matures on March 21, 2027. The amounts due from related parties included the advances of out-of-pocket expenses to the Company’s heads of marketing and project execution departments, who are also minority shareholders of the Company, of approximately $0.2 million. These advances are expected to be fully claimed or collected by the end of 2026.